UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2013

AEMETIS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51354	26-1407544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20400 Stevens Creek Blvd., Suite 700
Cupertino, California 95014
(Address of Principal Executive Office) (Zip Code)

(408) 213-0940
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 16, 2013, we filed a Current Report on Form 8-K reporting a certain Special Bridge Advance we entered into with Third Eye Capital Corporation, as agent for certain Noteholders and Lenders. An agreement letter was attached thereto as Exhibit 10.2 referring to it as “Special Bridge Advance letter”. Subsequently, Third Eye Capital Corporation formalized the agreement letter as Amendment No. 4 to Amended and Restated Note Purchase Agreement dated as of April 19, 2013. We are filing this Amended Current Report on Form 8-K/A for the purpose of correcting the name of the definitive agreement and to provide a copy of such definitive agreement in the form of an Exhibit attached thereto. Other than clarifying and correcting the name of the document and providing a copy of the definitive agreement in the form of an Exhibit attached thereto, the remainder of this Current Report is prepared as of the original April 16, 2013 filing date.

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT / ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

Limited Waiver and Amendment No. 3 to Amended and Restated Note Purchase Agreement

On April 15, 2013, the Company, Aemetis Advanced Fuels Keyes, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and Aemetis Facilities Keyes, Inc., a Delaware corporation (collectively, the “Borrowers”) entered into a Limited Waiver and Amendment No. 3 to Amended and Restated Note Purchase Agreement (“Amendment No. 3”) with Third Eye Capital Corporation, as agent (“Administrative Agent”) for the noteholders who are a party thereto (the “Lenders”), and the Lenders (the “Credit Agreement”).

Pursuant to the Amendment No. 3, the Administrative Agent on behalf of the Lenders agreed to waive the following covenants of the Borrower in their entirety:(i) Borrowers’ obligation to obtain an NASDAQ listing by April 1, 2013; (ii) Borrower’s obligation to cause the Chairman to enter into certain agreements; and (iii) the Company’s obligation to deliver an auditor opinion as of and for the period ended December 31, 2012 without a going concern qualification. In addition, the Administrative Agent agreed to (i) extend the completion date of the conversion of the Keyes Plant to accommodate an 80:20 corn-to-milo ratio to May 31, 2013, (ii) amend the redemption provision in the event of an equity offering of Capital Stock up to $7,000,000, and (iii) increase the balance of the Revolving Notes by an amount equal to the February 2013 Special Advance and the waiver fee.

In consideration for the Amendment No. 3, the Borrowers, among other things, agreed to: (i) pay the Lenders a waiver fee comprised of $500,000 (which is added to the outstanding principal balance of the Revolving Notes) and (ii) require McAfee Capital, LLC to pledge an additional 6,231,159 Common Shares of the Parent to Agent, together with the delivery of stock certificates for such shares and stock powers.

Amendment No. 4 to Amended and Restated Note Purchase Agreement

On April 19, 2013, the Company, Aemetis Advanced Fuels Keyes, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and Aemetis Facilities Keyes, Inc., a Delaware corporation (collectively, the “Borrowers”) entered into an Amendment No. 4 to Amended and Restated Note Purchase Agreement (“Amendment No. 4”) with Third Eye Capital Corporation, as agent (“Administrative Agent”) for the noteholders who are a party thereto (the “Lenders”), and the Lenders (the “Credit Agreement”).

Pursuant to Amendment No. 4, the Administrative Agent on behalf of the Lenders provided a Special Advance in the amount of $2,000,000 as a non-revolving portion of the Revolving Note. In consideration for the Special Advance, the Borrowers agreed to (i) pay the Lender a placement fee of $300,000 and (ii) issue the Lender 1,000,000 shares of common stock of Aemetis, Inc. The Special Advance is secured by a blanket lien on the assets of Eric A. McAfee, the Company’s CEO and Chairman of the Board.

The foregoing description of the Limited Waiver and Amendment No. 3 to Amended and Restated Note Purchase Agreement and Amendment No. 4 to Amended and Restated Note Purchase Agreement is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Limited Waiver and Amendment No. 3 to Amended and Restated Note Purchase Agreement and Amendment No. 4 to Amended and Restated Note Purchase Agreement, which are filed as Exhibit 10.1 and 10.2 hereto, respectively, and which are incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On April 19, 2013, the Company, Aemetis Advanced Fuels Keyes, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and Aemetis, Inc. (collectively, the “Borrowers”) entered into Amendment No. 4 to Amended and Restated Note Purchase Agreement with Third Eye Capital Corporation, as agent (“Administrative Agent”) for the noteholders who are a party thereto (the “Lenders”), and the Lenders (the “Credit Agreement”), pursuant to which the Administrative Agent provided certain limited waivers and amendments to the Credit Agreement, pursuant to which the Company issued to the Holders an aggregate of 1,000,000 shares of the Company’s common stock in payment for fees outstanding under  Amendment No. 4 to Amended and Restated Note Purchase Agreement.

The issuance of these shares was made in reliance on Rule 506 of Regulation D, as promulgated by the Securities and Exchange Commission under the Securities Act. The Holders have each represented that they are “accredited investors” as defined in the Securities Act of 1933 and are acquiring the Shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

10.1
Limited Waiver and Amendment No.3 to Amended and Restated Note Purchase Agreement dated as of April 15, 2013 by and among Aemetis Advanced Fuels Keyes, Inc., a Delaware corporation, Aemetis Facility Keyes, Inc., a Delaware corporation, Third Eye Capital Corporation, an Ontario corporation, as agent, Third Eye Capital Credit Opportunities Fund - Insight Fund, and Sprott PC Trust

10.2
Amendment No. 4 to Amended and Restated Note Purchase Agreement dated as of April 19, 2013 by and among Aemetis Advanced Fuels Keyes, Inc., a Delaware corporation, Aemetis Facility Keyes, Inc., a Delaware corporation, Aemetis, Inc., a Nevada corporation, and Third Eye Capital Corporation, an Ontario corporation, as agent for Third Eye Capital Insight Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Aemetis, Inc.

Date: May 14, 2013	By:	/s/ Eric A. McAfee
Eric A. McAfee Chief Executive Officer